                                                                 Exhibit (d)(ii)

                               AMENDED SCHEDULE A
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.



Fund                                                      Effective Date
----                                                      --------------
Schwab International Index Fund - Investor Shares         July 21, 1993

Schwab International Index Fund - Select Shares           April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares             October 14, 1993

Schwab Small-Cap Index Fund - Select Shares               April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly             September 25, 1995
known as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly           September 25, 1995
known as Schwab Asset Director-Balanced Growth
Fund)

Schwab MarketTrack Conservative Portfolio                 September 25, 1995
(formerly known as Schwab Asset
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                            February 28, 1996

Schwab S&P 500 Fund - Investor Shares                     February 28, 1996

Schwab S&P 500 Fund - Select Shares                       April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab         May 21, 1996
Analytics Fund)

Schwab International MarketMasters Fund - Investor        September 2, 1996
Shares (formerly known as Schwab MarketManager
International Portfolio and Schwab OneSource
Portfolios-International)

Schwab International MarketMasters Fund - Select
Shares (formerly known as Schwab MarketManager
International Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund (formerly known as         October 13, 1996
Schwab MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund (formerly known        October 13, 1996
as Schwab MarketManager Balanced Portfolio and
Schwab OneSource Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund (formerly             August 3, 1997
known as Schwab MarketManager Small Cap Portfolio
and Schwab OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly        April 16, 1998
known as Schwab Asset Director-Aggressive Growth
Fund)

Institutional Select S&P 500 Fund                         October 28, 1998

Institutional Select Large Cap-Value Index Fund           October 28, 1998

Institutional Select Small-Cap Value Index Fund           October 28, 1998

Schwab Total Stock Market Index Fund - Investor           April 15, 1999
Shares

Schwab Total Stock Market Index Fund - Select             April 15, 1999
Shares

Communications Focus Fund                                 May 15, 2000

Financial Services Focus Fund                             May 15, 2000

Health Care Focus Fund                                    May 15, 2000

Technology Focus Fund                                     May 15, 2000

Schwab Hedged Equity Fund                                 August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares            June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares              June 27, 2003

Schwab Dividend Equity Fund - Investor Shares             September 2, 2003

Schwab Dividend Equity Fund - Select Shares               September 2, 2003


                                      SCHWAB CAPITAL TRUST

                                      By:
                                          --------------------
                                             Stephen B. Ward,
                                             Senior Vice President
                                             and Chief Investment Officer

                                      CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                      By:
                                          --------------------
                                             Randall W. Merk,
                                             President and Chief Executive
                                             Officer


Dated as of
            ----------------

                                   SCHEDULE B
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.


                              ADVISORY FEE SCHEDULE
THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                    Fee
----                                    ---
Schwab International Index Fund         Seventy-one-hundredths of one percent
                                        (0.70%) of the Fund's average daily net
                                        assets not in excess of $300,000,000 and
                                        sixty one-hundredths of one percent
                                        (0.60%) of such assets over $300,000,000

Schwab Small-Cap Index Fund             Fifty-one-hundredths of one percent
                                        (0.50%) of the Fund's average daily
                                        net assets not in excess of
                                        $300,000,000 and forty-five
                                        one-hundredths of one percent (0.45%)
                                        of such assets over $300,000,000


Schwab MarketTrack Growth Portfolio     Fifty-four one-hundredths of one
(formerly known as Schwab Asset         percent (0.54%) of the Fund's average
Director-High Growth Fund)              daily net assets not in excess of
                                        $500 million, and forty nine-one
                                        hundredths of one percent (0.49%) of
                                        such net assets over $500 million

Schwab MarketTrack Balanced Portfolio   Fifty-four one-hundredths of one
(formerly known as Schwab Asset         percent (0.54%) of the Fund's average
Director-Balanced Growth Fund)          daily net assets not in excess of
                                        $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Schwab MarketTrack Conservative         Fifty-four one-hundredths of one
Portfolio (formerly known as Schwab     percent (0.54%) of the Fund's average
Asset Director-Conservative Growth      daily net assets not in excess of
Fund)                                   $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Schwab S&P 500 Fund                     Thirty-six one-hundredths of one
                                        percent (0.36%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; thirty-three one hundredths
                                        of one percent (0.33%) of such net
                                        assets over $1 billion, but not more
                                        than $2 billion; and thirty-one one
                                        hundredths of one percent (0.31%) of
                                        such net assets over $2 billion

Fund                                    Fee
----                                    ---
Schwab Core Equity Fund (formerly       Fifty-four one-hundredths of one
known as Schwab Analytics Fund)         percent (0.54%) of the Fund's average
                                        daily net assets not in excess of $500
                                        million, and forty nine-one-hundredths
                                        of one percent (0.49%) of such net
                                        assets over $500 million

Schwab International MarketMasters      One percent and forty one-hundredths
Fund - Investor Shares (formerly known  of one percent (1.40%) of the Fund's
as Schwab MarketManager International   average daily net assets
Portfolio and Schwab OneSource
Portfolios-International)

Schwab International MarketMasters
Fund - Select Shares (formerly known
as Schwab MarketManager International
Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund          One percent (1.00%) of the Fund's
(formerly known as Schwab               average daily net assets
MarketManager Growth Portfolio and
Schwab OneSource Portfolios-Growth
Allocation)

Schwab Balanced MarketMasters Fund      Eighty-five one-hundredths of one
(formerly known as Schwab               percent (0.85%) of the Fund's average
MarketManager Balanced Portfolio and    daily net assets
Schwab OneSource Portfolios-Balanced
Allocation)

Schwab Small-Cap MarketMasters Fund     One percent and thirty one-hundredths
(formerly known as Schwab               of one percent (1.30%) of the Fund's
MarketManager Small Cap Portfolio and   average daily net assets
Schwab OneSource Portfolios-Small
Company)

Schwab Market Track All Equity          Fifty-four one-hundredths of one
Portfolio (formerly known as Schwab     percent (0.54%) of the Fund's average
Asset Director-Aggressive Growth Fund)  daily net assets not in excess of
                                        $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Institutional Select S&P 500 Fund       Twenty one hundredths of one percent
                                        (0.20%) of the Fund's average daily net
                                        assets not in excess of $1 billion; and
                                        eighteen one hundredths of one percent
                                        (0.18%) of such net assets over $1
                                        billion.

Institutional Select Large-Cap Value    Twenty one hundredths of one percent
Index Fund                              (0.20%) of the Fund's average daily
                                        net assets not in excess of $1
                                        billion; and eighteen one hundredths
                                        of one percent (0.18%) of such net
                                        assets over $1 billion

Institutional Select Small-Cap Value    Twenty-five one-hundredths of one
Index Fund                              percent (0.25%) of the Fund's average
                                        daily net assets not in excess of $1
                                        billion; and twenty-three one hundredths
                                        of one percent (0.23%) of such net
                                        assets over $1 billion

Fund                                    Fee
----                                    ---
Schwab Total Stock Market Index Fund    Thirty one hundredths of one percent
                                        (0.30%) of the Fund's average daily net
                                        assets not in excess of $500 million;
                                        and twenty-two one hundredths of one
                                        percent (0.22%) of such net assets over
                                        $500 million

Communications Focus Fund               Fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's average
                                        daily net assets

Financial Services Focus Fund           Fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's average
                                        daily net assets

Health Care Focus Fund                  Fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's average
                                        daily net assets

Technology Focus Fund                   Fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's average
                                        daily net assets

Schwab Hedged Equity Fund               One percent and seventy-five
                                        one-hundredths of one percent (1.75%)
                                        of the Fund's average daily net assets

Schwab Small-Cap Equity Fund            One percent and five one-hundredths
                                        of one percent (1.05%) of the Fund's
                                        average daily net assets

Schwab Dividend Equity Fund(TM) -       Eighty-five one-hundredths of one
Investor Shares                         percent (0.85%) of the Fund's average
                                        daily assets

Schwab Dividend Equity Fund -           Eighty-five one-hundredths of one
Select Shares                           percent (0.85%) of the Fund's average
                                        daily assets




                                      SCHWAB CAPITAL TRUST

                                      By:
                                           ---------------------
                                             Stephen B. Ward,
                                             Senior Vice President and Chief
                                             Investment Officer

                                      CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                      By:
                                           ---------------------
                                             Randall W. Merk,
                                             President and Chief Executive
                                             Officer


Dated as of
            --------------